EXHIBIT 10.5

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of September, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.          PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

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Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

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Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-4

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #48174300, Sequoia Mortgage Trust 2012-4 Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Eggen
Name:	Scott Eggen
Title:	SVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2012-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1000383	0.002500			1000536		2017605389	1	1	0
1000383	0.002500			1000536		2017605480	1	1	0
1000383	0.002500			1000536		2036607780	1	1	0
1000383	0.002500			1000536		2042603853	1	1	0
1000383	0.002500			1000536		2045701846	1	1	0
1000383	0.002500			1000536		2071604039	1	1	0
1000383	0.002500			1000536		2071604353	1	1	0
1000383	0.002500			1000536		2096601624	1	1	0
1000383	0.002500			1000536		2117601808	1	1	0
1000383	0.002500			1000536		2117602764	1	1	0
1000383	0.002500			1000536		2123700896	1	1	0
1000383	0.002500			1000536		2123700926	1	1	0
1000383	0.002500			1000536		2131701122	1	1	0
1000383	0.002500			1000536		2131701244	1	1	0
1000383	0.002500			1000536		2136600394	1	1	0
1000383	0.002500			1000536		2138603379	1	1	0
1000383	0.002500			1000536		2153601597	1	1	0
1000383	0.002500			1000536		2154601272	1	1	0
1000383	0.002500			1000536		2154601577	1	1	0
1000383	0.002500			1000536		2156602122	1	1	0
1000383	0.002500			1000536		2186600308	1	1	0
1000383	0.002500			1000536		2210600914	1	1	0
1000383	0.002500			1000536		2212602280	1	1	0
1000383	0.002500			1000536		2218601800	1	1	0
1000383	0.002500			1000536		2239600172	1	1	0
1000383	0.002500			1000536		2244701901	1	1	0
1000383	0.002500			1000536		2254600198	1	1	0
1000383	0.002500			1000536		2265600062	1	1	0
1000383	0.002500			1000536		2278600206	1	1	0
1000383	0.002500			1000536		2333600158	1	1	0
1000383	0.002500			1000536		3006614589	1	1	0
1000383	0.002500			1000536		3602601465	1	1	0
1000383	0.002500			1000536		3602601552	1	1	0
1000383	0.002500			1000536		3602601554	1	1	0
1000383	0.002500			1000536		3679601726	1	1	0
1000383	0.002500			1000536		3721600152	1	1	0
1000383	0.002500			1000536		3726600995	1	1	0
1000383	0.002500			1000536		3726601058	1	1	0
1000383	0.002500			1000536		6005600438	1	1	0
1000383	0.002500			1000536		6007600110	1	1	0
1000383	0.002500			1000536		6007600118	1	1	0
1000383	0.002500			1000536		6014600565	1	1	0
1000383	0.002500			1000536		6015600392	1	1	0
1000383	0.002500			1000536		6018600057	1	1	0
1000383	0.002500			1000536		6027600033	1	1	0
1000383	0.002500			1000536		7000604261	1	1	0
1000383	0.002500			1000536		20031100064	1	1	0
1000383	0.002500			1000536		20171100684	1	1	0
1000383	0.002500			1000536		20171100685	1	1	0
1000383	0.002500			1000536		20361100071	1	1	0
1000383	0.002500			1000536		20631100984	1	1	0
1000383	0.002500			1000536		20631101021	1	1	0
1000383	0.002500			1000536		20631101052	1	1	0
1000383	0.002500			1000536		20981100024	1	1	0
1000383	0.002500			1000536		21351100429	1	1	0
1000383	0.002500			1000536		21391100240	1	1	0
1000383	0.002500			1000536		21411100265	1	1	0
1000383	0.002500			1000536		21531100019	1	1	0
1000383	0.002500			1000536		21531100099	1	1	0
1000383	0.002500			1000536		21981100432	1	1	0
1000383	0.002500			1000536		22891100332	1	1	0
1000383	0.002500			1000536		23041100814	1	1	0
1000383	0.002500			1000536		23191100006	1	1	0
1000383	0.002500			1000536		30521100410	1	1	0
1000383	0.002500			1000536		30521100434	1	1	0
1000383	0.002500			1000536		30521100453	1	1	0
1000383	0.002500			1000536		30521100462	1	1	0
1000383	0.002500			1000536		30521100507	1	1	0
1000383	0.002500			1000536		22831100222	1	1	0
1000383	0.002500			1000536		36431100240	1	1	0

Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
9						1	0	0
7						1	0	0
7						1	4	0
7						1	4	0
7						1	0	0
3						1	0	0
9						1	4	0
9						1	0	0
7						1	4	0
6						1	4	0
7						1	4	0
9						1	4	0
7						1	4	0
7						1	4	0
7						1	4	0
9						1	0	0
7						1	4	0
7						1	4	0
3						1	4	0
9						1	0	0
7						1	4	0
9						1	0	0
9						1	4	0
7						1	4	0
3						1	0	0
9						1	4	0
9						1	0	0
7						1	4	0
3						1	0	0
7						1	4	0
9						1	0	0
9						1	0	0
9						1	0	0
9						1	0	0
7						1	4	0
7						1	4	0
7						1	0	0
7						1	0	0
9						1	4	0
7						1	4	0
7						1	4	0
7						1	4	0
7						1	0	0
7						1	0	0
7						1	0	0
7						1	4	0
9						1	4	0
7						1	0	0
7						1	0	0
7						1	4	0
9						1	0	0
9						1	4	0
7						1	4	0
7						1	4	0
7						1	4	0
7						1	4	0
9						1	0	0
7						1	0	0
7						1	4	0
7						1	4	0
7						1	4	0
9						1	0	0
6						1	0	0
6						1	0	0
7						1	0	0
9						1	0	0
7						1	0	0
7						1	0	0
9						1	0	0
9						1	4	0

Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
		0.00		20120516	700000.00	0.041250	180	180	20120701
		0.00		20120618	573750.00	0.042500	360	360	20120801
		0.00		20120601	535000.00	0.043750	360	360	20120801
		0.00		20120604	1035000.00	0.043750	360	360	20120801
		0.00		20120625	476000.00	0.045000	360	360	20120801
		0.00		20120403	1437250.00	0.038750	180	180	20120501
		0.00		20120619	566250.00	0.043750	360	360	20120801
		0.00		20120706	860000.00	0.043750	360	360	20120901
		0.00		20120621	1950000.00	0.040000	360	360	20120801
		0.00		20120621	828000.00	0.042500	360	360	20120801
		0.00		20120521	800000.00	0.043750	360	360	20120701
		0.00		20120518	658000.00	0.042500	360	360	20120701
		0.00		20120531	1000000.00	0.048750	360	360	20120701
		0.00		20120613	656250.00	0.046250	360	360	20120801
		0.00		20120530	450000.00	0.047500	360	360	20120701
		0.00		20120628	504000.00	0.046250	360	360	20120801
		0.00		20120323	1312500.00	0.042500	180	180	20120501
		0.00		20120514	800000.00	0.042500	360	360	20120701
		125000.00		20120518	765000.00	0.041250	360	360	20120701
		0.00		20120503	635000.00	0.038750	180	180	20120701
		0.00		20120629	1000000.00	0.046250	360	360	20120801
		0.00		20120628	572000.00	0.045000	360	360	20120801
		0.00		20120622	758000.00	0.045000	360	360	20120801
		0.00		20120315	775000.00	0.037500	180	180	20120501
		0.00		20120514	660000.00	0.048750	360	360	20120701
		0.00		20120618	680000.00	0.045000	360	360	20120801
		0.00		20120424	513000.00	0.041250	180	180	20120601
		0.00		20120612	900000.00	0.042500	360	360	20120801
		0.00		20120130	626000.00	0.046250	360	360	20120301
		0.00		20120625	680000.00	0.040000	360	360	20120801
		0.00		20120611	519000.00	0.037500	180	180	20120801
		0.00		20111115	943300.00	0.037500	180	180	20120101
		500000.00		20120224	914700.00	0.040000	180	180	20120401
		0.00		20120222	756300.00	0.038750	180	180	20120401
		0.00		20120618	540000.00	0.048750	360	360	20120801
		0.00		20111007	520000.00	0.050000	360	360	20111201
		0.00		20120605	1100000.00	0.046250	360	360	20120801
		0.00		20120703	1500000.00	0.040000	360	360	20120901
		0.00		20120523	519000.00	0.045000	360	360	20120701
		0.00		20120515	530050.00	0.043750	360	360	20120701
		0.00		20120510	508000.00	0.040000	360	360	20120701
		0.00		20120525	580100.00	0.045000	360	360	20120701
		0.00		20120516	502050.00	0.045000	360	360	20120701
		0.00		20120510	650000.00	0.047500	360	360	20120701
		0.00		20120608	1050000.00	0.043750	360	360	20120801
		0.00		20120705	560000.00	0.047500	360	360	20120901
		0.00		20120615	888000.00	0.046250	360	360	20120801
		0.00		20120604	592500.00	0.042500	360	360	20120801
		0.00		20120531	800000.00	0.042500	360	360	20120701
		0.00		20120712	645000.00	0.043750	360	360	20120901
		0.00		20120321	980000.00	0.041250	180	180	20120501
		0.00		20120328	1000000.00	0.040000	180	180	20120501
		0.00		20120530	693750.00	0.038750	180	180	20120701
		0.00		20120709	629600.00	0.045000	360	360	20120901
		0.00		20120516	825000.00	0.047500	360	360	20120701
		0.00		20120525	980000.00	0.043750	360	360	20120701
		0.00		20120516	1306500.00	0.046250	360	360	20120701
		0.00		20120625	570000.00	0.045000	360	360	20120801
		0.00		20120702	600000.00	0.047500	360	360	20120901
		0.00		20120613	1232000.00	0.043750	360	360	20120801
		0.00		20120702	1000000.00	0.045000	360	360	20120901
		0.00		20120601	575500.00	0.043750	360	360	20120801
		0.00		20120622	822500.00	0.043750	360	360	20120801
		0.00		20120515	765600.00	0.047500	360	360	20120701
		0.00		20120525	905900.00	0.048750	360	360	20120701
		0.00		20120604	871300.00	0.046250	360	360	20120701
		0.00		20120516	653250.00	0.041250	360	360	20120701
		0.00		20120620	1666950.00	0.046250	360	360	20120801
		0.00		20120620	700000.00	0.045000	360	360	20120801
		0.00		20120705	577700.00	0.040000	360	360	20120901

Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	0	0		691524.37	0.041250	5221.77	20120901	0	0
1	0	0		572166.24	0.042500	2822.51	20120901	0	0
1	0	0		533556.05	0.043750	2671.18	20120901	0	0
1	0	0		1032206.59	0.043750	5167.60	20120901	0	0
1	0	0		474744.01	0.045000	2411.82	20120901	0	0
1	0	0		1407557.65	0.038750	10541.36	20120901	0	0
1	0	0		564721.72	0.043750	2827.20	20120901	0	0
1	0	0		858841.57	0.043750	4293.85	20120901	0	0
1	0	0		1944371.43	0.040000	9309.60	20120901	0	0
1	0	0		825714.44	0.042500	4073.26	20120901	0	0
1	0	0		795379.21	0.043750	3994.28	20120901	0	0
1	0	0		655270.73	0.042500	3236.96	20120901	0	0
1	0	0		996296.25	0.048750	5292.08	20120901	0	0
1	0	0		654557.26	0.046250	3374.04	20120901	0	0
1	0	0		448294.79	0.047500	2347.41	20120901	0	0
1	0	0		502699.98	0.046250	2591.26	20120901	0	0
1	0	0		1286188.22	0.042500	9873.65	20120901	0	0
1	0	0		796681.71	0.042500	3935.52	20120901	0	0
1	0	0		761742.63	0.041250	3707.57	20120901	0	0
1	0	0		627154.26	0.038750	4657.34	20120901	0	0
1	0	0		997420.58	0.046250	5141.40	20120901	0	0
1	0	0		570490.70	0.045000	2898.24	20120901	0	0
1	0	0		755999.92	0.045000	3840.67	20120901	0	0
1	0	0		758828.78	0.037500	5635.97	20120901	0	0
1	0	0		657555.53	0.048750	3492.77	20120901	0	0
1	0	0		678205.72	0.045000	3445.46	20120901	0	0
1	0	0		504703.85	0.041250	3826.81	20120901	0	0
1	0	0		897515.69	0.042500	4427.46	20120901	0	0
1	0	0		620293.75	0.046250	3218.51	20120901	0	0
1	0	0		678037.23	0.040000	3246.42	20120901	0	0
1	0	0		514688.46	0.037500	3774.28	20120901	0	0
1	0	0		907647.96	0.037500	6859.89	20120901	0	0
1	0	0		892211.75	0.040000	6765.93	20120901	0	0
1	0	0		731604.31	0.038750	5547.00	20120901	0	0
1	0	0		538669.36	0.048750	2857.72	20120901	0	0
1	0	0		513633.48	0.050000	2791.47	20120901	0	0
1	0	0		1096816.85	0.046250	5655.53	20120901	0	0
1	0	0		1497838.77	0.040000	7161.23	20120901	0	0
1	0	0		516941.95	0.045000	2629.70	20120901	0	0
1	0	0		527900.22	0.043750	2646.46	20120901	0	0
1	0	0		505495.52	0.040000	2425.27	20120901	0	0
1	0	0		577799.68	0.045000	2939.28	20120901	0	0
1	0	0		500059.19	0.045000	2543.81	20120901	0	0
1	0	0		647536.90	0.047500	3390.71	20120901	0	0
1	0	0		1047166.09	0.043750	5242.50	20120901	0	0
1	0	0		559295.44	0.047500	2921.23	20120901	0	0
1	0	0		885709.47	0.046250	4565.56	20120901	0	0
1	0	0		590864.50	0.042500	2914.74	20120901	0	0
1	0	0		796681.71	0.042500	3935.52	20120901	0	0
1	0	0		644131.17	0.043750	3220.39	20120901	0	0
1	0	0		958065.42	0.041250	7310.48	20120901	0	0
1	0	0		979546.36	0.040000	7396.88	20120901	0	0
1	0	0		685178.36	0.038750	5088.24	20120901	0	0
1	0	0		628770.91	0.045000	3190.09	20120901	0	0
1	0	0		821873.76	0.047500	4303.59	20120901	0	0
1	0	0		976025.30	0.043750	4893.00	20120901	0	0
1	0	0		1301435.25	0.046250	6717.23	20120901	0	0
1	0	0		568495.97	0.045000	2888.11	20120901	0	0
1	0	0		599245.12	0.047500	3129.88	20120901	0	0
1	0	0		1228674.90	0.043750	6151.19	20120901	0	0
1	0	0		998683.15	0.045000	5066.85	20120901	0	0
1	0	0		573946.75	0.043750	2873.39	20120901	0	0
1	0	0		820280.12	0.043750	4106.62	20120901	0	0
1	0	0		760749.45	0.047500	3993.73	20120901	0	0
1	0	0		902544.76	0.048750	4794.10	20120901	0	0
1	0	0		867922.33	0.046250	4479.70	20120901	0	0
1	0	0		650309.50	0.041250	3165.97	20120901	0	0
1	0	0		1662650.24	0.046250	8570.45	20120901	0	0
1	0	0		698152.94	0.045000	3546.80	20120901	0	0
1	0	0		576867.64	0.040000	2758.03	20120901	0	0

ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)

Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period

Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
							0		237
							0		223
							0		137
							0		312
							0		234
							0		220
							0		208
							0		168
							0		3
							0		315
							0		90
							0		94
							0		134
							0		175
							0		101
							0		241
							0		99
							0		58
							0		253
							0		39
							0		243
							0		291
							0		43
							0		374
							0		92
							0		121
							0		41
							0		148
							0		8
							0		2
							0		222
							0		125
							0		150
							0		217
							0		261
							0		267
							0		104
							0		191
							0		84
							0		360
							0		351
							0		204
							0		339
							0		202
							0		107
							0		57
							0		184
							0		195
							0		207
							0		153
							0		185
							0		350
							0		221
							0		319
							0		172
							0		118
							0		239
							0		306
							0		362
							0		64
							0		344
							0		128
							0		73
							0		67
							0		177
							0		254
							0		214
							0		141
							0		10
							0		111

Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1		1		5		0	1
3		0		3	4	0	1
2		0		11	0	0	1
2		0		9		0	1
1		0		6		0	1
1		0		31	0	1.25	1
4		0		17.75		0.92	1
1		0		11	4	3	1
1		0		0	0	0	1
1		0		0.25	1.5	0	1
1		1		24		0	1
1		1		22.5		4.25	1
2		0		15	0	0	1
2		1		10	10	0	1
2		1		8		0	1
2		0		10.25		7	1
2		0		0		0	1	8/3/2012
2		0		1	9.5	0	1
1		0		7	0.5	10	1
1		1		10		11	1
4		1		4		0	1
1		0		2	2	5	1
1		1		15		5	1
2		0		0		0	1	8/3/2012
1		0		13	0	2	1
2		1		10	2	2.25	1
2		0		27	17	26	1
2		0		11		0	1
1		0		23		21	1	8/3/2012
2		0		0		0	1
2		0		12		7	1
1		1		30	0	11	1	8/3/2012
1		1		12	5	5	1	8/3/2012
1		1		15	15	7	1	8/3/2012
2		0		15	0	0	1
3		1		0	17	0	1	8/3/2012
3		1		10	10.75	0	1
2		0		13		0	1
1		0		24	17	9	1
2		1		4	16	0	1
2		1		5	1	0	1
2		1		4.5	2	0	1
1		0		13	0	0	1
1		1		13	0	0	1
2		0		10	0	0	1
2		1		14	0	0	1
1		0		2		8.25	1
2		0		7	0	0	1
1		1		8		0	1
3		0		6.75	2	0	1
4		1		2	2	2	1	8/3/2012
3		1		15		3	1
2		1		19	0	0	1
1		0		15	2	0	1
2		1		9	9	0	1
1		0		2		0	1
1		1		19	0	9	1
2		1		9		0	1
2		0		5		0	1
1		0		0.75	0	0	1
1		1		24	24	0	1
1		0		14		23	1
3		0		12		0	1
1		1		3		0	1
2		1		21		0	1
1		0		8		6.75	1
2		0		0.25	0	0	1
3		1		30	30	0	1
1		0		0	0.75	5.75	1
1		0		3	2	6.5	1

Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
					711
					799
					798
					731
					792
					806
					777
					800
					757
					782
					798
					769
					786
					761
					781
					798
					791	757
					793
					775
					727
					738
					776
					773
					700	696
					751
					787
					775
					731
					713	707
					804
					750
					764	730
					801	802
					782	787
					765
					809	765
					762
					791
					804
					725
					772
					743
					780
					742
					808
					720
					773
					799
					752
					810
					763	776
					763
					774
					780
					779
					784
					786
					787
					744
					780
					740
					759
					783
					762
					796
					775
					783
					768
					793
					804

VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000
000000000000

Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
26071.53		0.00		26071.53	26071.53	1	5		3
15416.61	11866.74	0.00	0.00	27283.35	27283.35	1	5		3
28333.37	0.00	0.00	0.00	28333.37	28333.37	1	5		3
40000.00		51112.00		40000.00	91112.00	1	5		3
11432.76		0.00		11432.76	11432.76	1	5		3
21750.00	0.00	21885.45	0.00	21750.00	43635.45	1	5		3
42079.36		0.00		42079.36	42079.36	1	5		3
11960.00	2458.00	0.00	0.00	14418.00	14418.00	1	5		3
38333.33	0.00	0.00	0.00	38333.33	38333.33	1	5		3
7916.68	6432.37	0.00	0.00	14349.05	14349.05	1	5		3
67329.96		0.00		67329.96	67329.96	1	5		3
11676.45		0.00		11676.45	11676.45	1	4		3
22916.68	0.00	0.00	0.00	22916.68	22916.68	1	5		3
15358.74	8605.20	0.00	0.00	23963.94	23963.94	1	4		3
16825.88		0.00		16825.88	16825.88	1	5		3
24166.67		0.00		24166.67	24166.67	1	5		3
62500.00	0.00	-293.00	0.00	62500.00	62207.00	1	5		3
8916.66	12083.34	0.00	1083.33	21000.00	22083.33	1	5		3
15895.01	16665.00	0.00	0.00	32560.01	32560.01	1	5		3
24613.37		0.00		24613.37	24613.37	1	5		3
48039.00		0.00		48039.00	48039.00	1	4		3
0.00	0.00	13137.71	0.00	0.00	13137.71	1	5		3
13911.58		0.00		13911.58	13911.58	1	5		3
70833.33	0.00	-20915.58	0.00	70833.33	49917.75	1	5		3
28245.50	0.00	0.00	0.00	28245.50	28245.50	1	5		3
10891.00	8333.34	0.00	0.00	19224.34	19224.34	1	5		3
8365.08	4961.89	23966.67	0.00	13326.97	37293.64	1	5		3
40384.62		0.00		40384.62	40384.62	1	5		3
11950.00		2693.34		11950.00	14643.34	1	5		3
17499.99		0.00		17499.99	17499.99	1	5		3
25321.34		0.00		25321.34	25321.34	1	5		3
72454.00	0.00	22244.00	-19616.00	72454.00	75082.00	1	5		3
32121.00	1500.01	0.00	0.00	33621.01	33621.01	1	5		3
12371.00	9252.00	0.00	0.00	21623.00	21623.00	1	5		3
37626.00	0.00	0.00	0.00	37626.00	37626.00	1	5		3
5656.00	0.00	6526.00	0.00	5656.00	12182.00	1	5		3
47452.22	5283.33	0.00	0.00	52735.55	52735.55	1	5		3
31875.00		10444.00		31875.00	42319.00	1	5		3
13651.29	6817.90	0.00	0.00	20469.19	20469.19	1	5		3
7749.63	3618.53	0.00	3156.27	11368.16	14524.43	1	4		3
10666.67	7498.40	0.00	0.00	18165.07	18165.07	1	5		3
25712.79	0.00	0.00	0.00	25712.79	25712.79	1	5		3
14889.00	0.00	0.00	0.00	14889.00	14889.00	1	5		3
21281.42	0.00	0.00	0.00	21281.42	21281.42	1	4		3
81419.25	0.00	0.00	0.00	81419.25	81419.25	1	5		3
18945.19	0.00	1251.02	0.00	18945.19	20196.21	1	5		3
21913.88		0.00		21913.88	21913.88	1	5		3
20833.33	0.00	1664.69	0.00	20833.33	22498.02	1	5		3
36159.66		0.00		36159.66	36159.66	1	5		3
19542.90	0.00	7376.28	0.00	19542.90	26919.18	1	5		3
40296.00	40355.00	0.00	0.00	80651.00	80651.00	1	5		3
40044.42	0.00	-2769.00	0.00	40044.42	37275.42	1	5		3
78938.20	0.00	2490.40	0.00	78938.20	81428.60	1	4		3
17429.63	0.00	0.00	0.00	17429.63	17429.63	1	5		3
41213.37	1987.18	0.00	0.00	43200.55	43200.55	1	5		3
21250.00		0.00		21250.00	21250.00	1	5		3
43807.99	0.00	0.00	0.00	43807.99	43807.99	1	5		3
17951.94		0.00		17951.94	17951.94	1	4		3
9604.22		1043.33		9604.22	10647.55	1	5		3
12500.00	0.00	10239.00	0.00	12500.00	22739.00	1	5		3
3000.00	35848.58	0.00	0.00	38848.58	38848.58	1	5		3
10333.33		1989.77		10333.33	12323.10	1	5		3
10416.00		27796.90		10416.00	38212.90	1	5		3
19354.37		0.00		19354.37	19354.37	1	5		3
82056.50		0.00		82056.50	82056.50	1	5		3
0.00		27361.50		0.00	27361.50	1	5		3
29166.67	0.00	0.00	0.00	29166.67	29166.67	1	5		3
125267.00	0.00	0.00	0.00	125267.00	125267.00	1	5		3
3750.00	8500.00	0.00	0.00	12250.00	12250.00	1	5		3
13445.75	0.00	0.00	0.00	13445.75	13445.75	1	5		3

Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
	4		79791.70	8090.00	0.3103				CANYON LAKE
	4		250269.59	8517.86	0.3122			100	BOERNE
	4		321435.87	6870.84	0.2425			100	PHOENIX
	4		485027.01	33346.99	0.3660			100	MESA
	4		208589.60	4848.34	0.4241			100	AUSTIN
	4		3051624.00	17410.54	0.3990				HOUSTON
	4		660039.19	8691.58	0.2066				DALLAS
	4		433763.77	6235.44	0.4325				GREENSBORO
	4		698441.58	11224.00	0.2928			100	HONOLULU
	4		301002.08	5784.10	0.4031			100	ANNAPOLIS
	4		944903.58	7554.42	0.1122			100	NAPLES
	4		87240.68	4866.74	0.4168				LEESBURG
	4		192149.02	10296.46	0.4493			100	SANTA ROSA BEACH
	4		315688.41	10577.68	0.4414			100	DESTIN
	4		62429.24	5963.09	0.3544			100	HARDYVILLE
	4		717029.41	8169.20	0.3380				KANSAS CITY
	4		2459778.25	17104.75	0.2750			100	LA JOLLA
	4		231115.24	8784.75	0.3978			56.8594	SAN MARINO
	4		39124.90	7466.01	0.2293				ALTADENA
	4		48653.07	7155.11	0.2907				SANTA ANA
	4		80595.78	17629.69	0.3670			100	CHESTERFIELD
	4		30731.14	4795.28	0.3650				CHINO HILLS
	4		88603.51	4331.11	0.3113				ANDERSON
	4		307161.61	21114.21	0.4230			100	INDIANAPOLIS
	4		205194.48	6211.19	0.2199				BERRYVILLE
	4		37161.39	6507.44	0.3385				RALEIGH
	4		539974.51	9412.91	0.2524				CHARLOTTESVILLE
	4		1124014.66	10024.71	0.2482			100	ANNAPOLIS
	4		132026.82	5860.07	0.4002				ORINDA
	4		81693.40	7609.47	0.4348			100	PASADENA
	4		474602.20	9437.62	0.3727				DALLAS
	4		78460.76	12050.66	0.1605				TOMBALL
	4		628912.25	13384.22	0.3981				SOUTHLAKE
	4		256189.67	9677.81	0.4476				HOUSTON
	4		455123.00	15268.63	0.4058			100	OVERLAND PARK
	4		210916.53	3576.64	0.2936			100	DAMASCUS
	4		416339.85	12255.74	0.2324			100	UNIVERSITY PARK
	4		254062.97	16454.56	0.3888			100	UNIVERSITY PARK
	4		507269.74	5272.86	0.2576				EASTON
	4		61610.22	5792.34	0.3988			100	KINGSVILLE
	4		150734.11	5407.74	0.2977			100	KINGSVILLE
	4		541934.52	7135.30	0.2775			100	MCKINNEY
	4		159867.68	6641.98	0.4461			100	SAN ANTONIO
	4		85476.10	8027.35	0.3772			100	THE WOODLANDS
	4		1602184.04	10177.41	0.1250			100	FRISCO
	4		108194.86	7573.98	0.3750			100	GILBERT
	4		144549.72	6929.17	0.3162				UNIVERSITY PARK
	4		440719.64	8443.51	0.3753			100	OLMOS PARK
	4		352133.60	8258.87	0.2284			100	TERRELL HILLS
	4		358220.00	9233.52	0.3430			100	SCOTTSDALE
	4		253584.54	15202.71	0.1885				NORMAN
	4		408184.08	15441.90	0.4143				MADISON
	4		211527.85	10374.00	0.1274			100	MCKINNEY
	4		63741.55	6118.83	0.3511			100	MIDWAY
	4		298000.64	17837.51	0.4129			100	SANTA ROSA BEACH
	4		97590.27	7809.38	0.3675			100	LEXINGTON
	4		1189079.96	10588.39	0.2417				ARLINGTON
	4		300900.52	6692.25	0.3728			100	SAN DIEGO
	4		170197.61	4782.88	0.4492			55.4651	SAN DIEGO
	4		443702.62	9689.09	0.4261			100	CHARLOTTE
	4		248575.09	10898.27	0.2805			100	NEWPORT BEACH
	4		2149655.47	5300.17	0.4301				HINSDALE
	4		128679.47	10081.02	0.2638			66.4874	WILMINGTON
	4		133839.22	6162.43	0.3184			69.4331	AUSTIN
	4		76848.67	9444.70	0.1151			85.9076	AUSTIN
	4		106702.65	9018.35	0.3296				AUSTIN
	4		585651.92	10456.25	0.3585			100	AUSTIN
	4		1649625.60	37517.47	0.2995			100	OAK VIEW
	4		566895.00	4747.68	0.3876				BERWYN
	4		89182.14	3412.59	0.2538				BRENTWOOD

State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
TX	78133	7	1		1000000.00	3	20120502
TX	78006	1	1	765000.00	775000.00	3	20120502
AZ	85021	1	1	835000.00	835000.00	3	20120507
AZ	85207	1	1	1380000.00	1385000.00	3	20120501
TX	78759	7	1	605000.00	630000.00	3	20120529
TX	77057	7	1		2450000.00	3	20111220
TX	75201	4	1		755000.00	3	20120426
GA	30642	7	1		1075000.00	3	20120421
HI	96816	1	1	3300000.00	3250000.00	3	20120515
MD	21401	7	1	1035000.00	1050000.00	3	20120612
FL	34110	7	2	1250000.00	1280000.00	3	20120330
VA	20175	7	1		940000.00	3	20120423
FL	32459	1	2	1375000.00	1400000.00	3	20120507
FL	32541	3	2	875000.00	875000.00	3	20120521
VA	23070	7	2	625000.00	630000.00	3	20120419
MO	64112	4	1		630000.00	3	20120405
CA	92037	1	1	1750000.00	1750000.00	3	20120229
CA	91108	1	1	1495000.00	1505000.00	3	20120426
CA	91001	1	1		1400000.00	3	20120423
CA	92705	1	1		950000.00	3	20120321
MO	63005	7	1	1250000.00	1290000.00	3	20120601
CA	91709	7	1		1530000.00	3	20120528
SC	29625	7	1		950000.00	3	20120413
IN	46240	1	1	1775000.00	1800000.00	3	20120220
VA	22611	1	1		1017000.00	3	20120305
NC	27617	7	1		850000.00	3	20120518
VA	22901	1	1		1495000.00	3	20120321
MD	21401	1	1	1200000.00	1200000.00	3	20120502
CA	94563	1	1		1200000.00	3	20120105
CA	91105	1	1	850000.00	850000.00	3	20120608
TX	75214	1	1		925000.00	3	20120518
TX	77377	1	1		1550000.00	3	20110907
TX	76092	1	1		2335000.00	3	20120124
TX	77005	1	1		1280000.00	3	20120122
KS	66209	7	1	675000.00	675000.00	3	20120507
OR	97089	1	1	650000.00	650000.00	3	20110902
TX	75225	1	1	1375000.00	1450000.00	3	20120509
TX	75225	1	1	1950000.00	1978000.00	3	20120609
MD	21601	1	1		766000.00	3	20120313
MD	21087	7	1	662600.00	680000.00	3	20120323
MD	21087	7	1	670000.00	635000.00	3	20120323
TX	75069	7	1	725179.00	745000.00	3	20120501
TX	78258	7	1	630594.00	635000.00	3	20120408
TX	77389	7	1	813318.00	815000.00	3	20120417
TX	75034	7	1	1400000.00	1450000.00	3	20120517
AZ	85298	7	1	700000.00	700000.00	3	20120423
TX	75205	1	1		1150000.00	3	20120511
TX	78212	1	1	790000.00	795000.00	3	20120516
TX	78209	1	1	1015000.00	1050000.00	3	20120502
AZ	85254	1	1	930000.00	860000.00	3	20120613
OK	73072	7	1		1400000.00	3	20120221
MS	39110	7	1		1560000.00	3	20120227
TX	75069	7	1	999184.00	925000.00	3	20120510
UT	84049	1	1	787000.00	900000.00	3	20120613
FL	32459	7	2	1100000.00	1100000.00	3	20120425
MA	02421	1	1	1225000.00	1225000.00	3	20120501
TX	76006	7	1		2000000.00	3	20120120
CA	92131	7	1	750000.00	755000.00	3	20120514
CA	92130	7	1	750000.00	750000.00	3	20120618
NC	28226	1	1	1760000.00	1770000.00	3	20120428
CA	92661	1	2	1450000.00	1450000.00	3	20120605
IL	60521	1	1		865000.00	3	20120430
DE	19807	7	1	1175000.00	1175000.00	3	20120330
TX	78701	4	1	957000.00	975000.00	3	20120330
TX	78701	4	1	1132425.00	1200000.00	3	20120410
TX	78732	7	1		1150000.00	3	20120424
TX	78746	7	1	1005000.00	1050000.00	3	20120416
CA	93022	1	1	2222650.00	2250000.00	3	20120602
PA	19312	1	1		1100000.00	3	20120418
TN	37027	7	1		740000.00	3	20120621

Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
					0.7000	0.7000	0	0	0
					0.7500	0.7500	0	0	0
					0.6407	0.6407	0	0	0
					0.7500	0.7500	0	0	0
					0.7867	0.7867	0	0	0
					0.5866	0.5866	0	0	0
					0.7500	0.7500	0	0	0
					0.8000	0.8000	0	0	0
					0.6000	0.6000	0	0	0
					0.8000	0.8000	0	0	0
					0.6400	0.6400	0	0	0
					0.7000	0.7000	0	0	0
					0.7272	0.7272	0	0	0
					0.7500	0.7500	0	0	0
					0.7200	0.7200	0	0	0
					0.8000	0.8000	0	0	0
					0.7500	0.7500	0	0	0
					0.5351	0.5351	0	0	0
					0.6357	0.5464	0	0	0
					0.6684	0.6684	0	0	0
					0.8000	0.8000	0	0	0
					0.3738	0.3738	0	0	0
					0.7978	0.7978	0	0	0
					0.4366	0.4366	0	0	0
					0.6489	0.6489	0	0	0
					0.8000	0.8000	0	0	0
					0.3431	0.3431	0	0	0
					0.7500	0.7500	0	0	0
					0.5216	0.5216	0	0	0
					0.8000	0.8000	0	0	0
					0.5610	0.5610	0	0	0
					0.6085	0.6085	0	0	0
					0.6058	0.3917	0	0	0
					0.5908	0.5908	0	0	0
					0.8000	0.8000	0	0	0
					0.8000	0.8000	0	0	0
					0.8000	0.8000	0	0	0
					0.7692	0.7692	0	0	0
					0.6775	0.6775	0	0	0
					0.7999	0.7999	0	0	0
					0.8000	0.8000	0	0	0
					0.7999	0.7999	0	0	0
					0.7961	0.7961	0	0	0
					0.7991	0.7991	0	0	0
					0.7500	0.7500	0	0	0
					0.8000	0.8000	0	0	0
					0.7721	0.7721	0	0	0
					0.7500	0.7500	0	0	0
					0.7881	0.7881	0	0	0
					0.7500	0.7500	0	0	0
					0.7000	0.7000	0	0	0
					0.6410	0.6410	0	0	0
					0.7500	0.7500	0	0	0
					0.8000	0.8000	0	0	0
					0.7500	0.7500	0	0	0
					0.8000	0.8000	0	0	0
					0.6532	0.6532	0	0	0
					0.7600	0.7600	0	0	0
					0.8000	0.8000	0	0	0
					0.7000	0.7000	0	0	0
					0.6896	0.6896	0	0	0
					0.6653	0.6653	0	0	0
					0.7000	0.7000	0	0	0
					0.8000	0.8000	0	0	0
					0.7999	0.7999	0	0	0
					0.7576	0.7576	0	0	0
					0.6500	0.6500	0	0	0
					0.7499	0.7499	0	0	0
					0.6363	0.6363	0	0	0
					0.7806	0.7806	0	0	0

MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate

Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
5
10
12
16
15
41
20
11
11
5
24
23
15
18
8
22
9
15
17
10
17
2
15
6
27
10
27
27
23
29
21
30
12
18
17
0
22
15
26
4
5
5
14
13
10
14
2
16
17
30
8
15
19
20
31
16
25
10
9
25
27
25
12
3
44
20
10
30
4
17

CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
	0.00	20270601	26071.53	0.00	0.00				Full	Two Years	Two Months
9	0.00	20420701	15416.61	0.00	0.00	11866.74	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420701	28333.37	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	40000.00	51112.00	0.00				Full	Two Years	Two Months
	0.00	20420701	11432.76	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20270401	21750.00	0.00	21885.45	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	42079.36	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
14	0.00	20420801	11960.00	0.00	0.00	2458.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420701	38333.33	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
17	0.00	20420701	7916.68	0.00	0.00	6432.37	0.00	0.00	Full	Two Years	Two Months
	0.00	20420601	67329.96	0.00	0.00				Full	Two Years	Two Months
	0.00	20420601	11676.45	0.00	0.00				Full	Two Years	Two Months
0	0.00	20420601	22916.68	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
18	0.00	20420701	15358.74	0.00	0.00	8605.20	0.00	0.00	Full	Two Years	Two Months
	0.00	20420601	16825.88	0.00	0.00				Full	Two Years	Two Months
	0.00	20420701	24166.67	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20270401	62500.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
10	0.00	20420601	8916.66	0.00	0.00	12083.34	1083.33	0.00	Full	Two Years	Two Months
17	123205.00	20420601	15895.01	0.00	0.00	16665.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20270601	24613.37	0.00	0.00				Full	Two Years	Two Months
	0.00	20420701	48039.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
2	0.00	20420701	0.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	13911.58	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20270401	70833.33	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420601	28245.50	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
12	0.00	20420701	10891.00	0.00	0.00	8333.34	0.00	0.00	Full	Two Years	Two Months
27	0.00	20270501	8365.08	0.00	0.00	4961.89	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	40384.62	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420201	11950.00	2693.34	0.00				Full	Two Years	Two Months
	0.00	20420701	17499.99	0.00	0.00				Full	Two Years	Two Months
	0.00	20270701	25321.34	0.00	0.00				Full	Two Years	Two Months
0	0.00	20261201	72454.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
12	500000.00	20270301	32121.00	0.00	0.00	1500.01	0.00	0.00	Full	Two Years	Two Months
15	0.00	20270301	12371.00	0.00	0.00	9252.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420701	37626.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
17	0.00	20411101	5656.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
11	0.00	20420701	47452.22	0.00	0.00	5283.33	0.00	0.00	Full	Two Years	Two Months
	0.00	20420801	31875.00	10444.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
27	0.00	20420601	13651.29	0.00	0.00	6817.90	0.00	0.00	Full	Two Years	Two Months
16	0.00	20420601	7749.63	0.00	0.00	3618.53	789.49	2366.78	Full	Two Years	Two Months
3	0.00	20420601	10666.67	0.00	0.00	7498.40	0.00	0.00	Full	Two Years	Two Months
2	0.00	20420601	25712.79	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420601	14889.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420601	21281.42	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420701	81419.25	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420801	18945.19	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	21913.88	0.00	0.00				Full	Two Years	Two Months
0	0.00	20420701	20833.33	1664.69	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420601	36159.66	0.00	0.00				Full	Two Years	Two Months
2	0.00	20420801	19542.90	7376.28	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
8	0.00	20270401	40296.00	0.00	0.00	40355.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20270401	40044.42	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20270601	78938.20	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
2	0.00	20420801	17429.63	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
31	0.00	20420601	41213.37	0.00	0.00	1987.18	0.00	0.00	Full	Two Years	Two Months
	0.00	20420601	21250.00	0.00	0.00				Full	Two Years	Two Months
0	0.00	20420601	43807.99	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	17951.94	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420801	9604.22	1043.33	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
0	0.00	20420701	12500.00	0.00	10239.00	0.00	0.00	0.00	Full	Two Years	Two Months
27	0.00	20420801	3000.00	0.00	0.00	35848.58	0.00	0.00	Full	Two Years	Two Months
	0.00	20420701	10333.33	1989.77	0.00				Full	Two Years	Two Months
	0.00	20420701	10416.00	27796.90	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
	0.00	20420601	19354.37	0.00	0.00				Full	Two Years	Two Months
	0.00	20420601	82056.50	0.00	0.00				Full	Two Years	Two Months
	0.00	20420601	0.00	0.00	27361.50				Full	Two Years	Two Months
0	0.00	20420601	29166.67	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
30	0.00	20420701	125267.00	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months
6	0.00	20420701	3750.00	0.00	0.00	8500.00	0.00	0.00	Full	Two Years	Two Months
2	0.00	20420801	13445.75	0.00	0.00	0.00	0.00	0.00	Full	Two Years	Two Months

MERSID	Organization
1000536	Prime Lending
1000383	RRAC/Cenlar

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes

1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes

26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes

66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified:	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**) *For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)							2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes

108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**) *For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
		• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes

141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company	UNK = Unknown
							> 0
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.11 to Form 8-K filed by the Issuing Entity on September 24, 2012